MLP Investment Company

KYN Quarterly Report

August 31, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of August 31, 2013, we had total assets of $5.9 billion, net assets applicable to our common stock of $3.3 billion (net asset value of $33.01 per share), and 99.7 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of August 31, 2013, we held $5.9 billion in equity investments and no debt investments.

Recent Events

On August 22, 2013, we completed an offering of $175 million of senior unsecured floating rate notes (the “Series HH Senior Notes”) to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Series HH Senior Notes mature on August 19, 2016 and pay interest at a rate of 3-month LIBOR plus 1.25% per annum. The net proceeds from this offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

On September 16, 2013, we completed a public offering of Series G mandatory redeemable preferred stock with a $50 million liquidation value. The Series G shares pay cash dividends at a rate of 4.60% per annum. The net proceeds from this offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

On September 24, 2013, we commenced an “at-the-market” offering of shares of common stock having an aggregate sales price of up to $50 million.

Our Top Ten Portfolio Investments as of August 31, 2013

Listed below are our top ten portfolio investments by issuer as of August 31, 2013.

Holding	Sector	Amount ($ millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$526.9	9.0%
2. MarkWest Energy Partners, L.P.	Midstream MLP	359.8	6.1
3. Plains All American Pipeline, L.P.	Midstream MLP	349.0	5.9
4. Williams Partners L.P.	Midstream MLP	334.9	5.7
5. Kinder Morgan Management, LLC	Midstream MLP	315.5	5.4
6. Energy Transfer Partners, L.P.	Midstream MLP	275.9	4.7
7. Regency Energy Partners LP	Midstream MLP	237.8	4.0
8. DCP Midstream Partners, LP	Midstream MLP	232.2	4.0
9. Kinder Morgan Energy Partners, LP	Midstream MLP	202.7	3.5
10. ONEOK Partners, L.P.	Midstream MLP	193.7	3.3

		$3,028.4	51.6%

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2013

Investment Income.    Investment income totaled $10.0 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $80.2 million of dividends and distributions, of which $69.6 million was treated as return of capital and $0.8 million were distributions in excess of cost basis. Return of capital was increased by $0.3 million due to the 2012 tax reporting information that we received in the fiscal third quarter 2013. Interest and other income was $0.3 million. We received $6.4 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $35.3 million, including $19.3 million of net investment management fees, $10.3 million of interest expense (including non-cash amortization of debt offering costs of $0.5 million), and $1.1 million of other operating expenses. Preferred stock distributions for the quarter were $4.7 million (including non-cash amortization of offering costs of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $17.3 million and included a current tax benefit of $2.4 million and deferred income tax benefit of $5.6 million.

Net Realized Gains.    We had net realized gains from our investments of $70.5 million, net of $10.8 million of current tax expense and $29.9 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $0.1 million. The net change consisted of a $1.9 million decrease in our unrealized gains on investments and a deferred tax benefit of $1.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $53.1 million. This increase was comprised of a net investment loss of $17.3 million, net realized gains of $70.5 million and net decrease in unrealized gains of $0.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$80.2
Paid-In-Kind Dividends and Distributions(1)	6.4
Interest and Other Income	0.3
Net Premiums Received from Call Options Written	0.7

Total Distributions and Other Income from Investments	87.6
Expenses
Investment Management Fee	(19.3)
Other Expenses	(1.1)
Interest Expense	(9.8)
Preferred Stock Distributions	(4.5)
Income Tax Benefit	8.0

Net Distributable Income (NDI)	$60.9

Weighted Shares Outstanding	96.9
NDI per Weighted Share Outstanding	$0.629

Adjusted NDI per Weighted Share Outstanding(2)	$0.629

Distributions paid per Common Share(3)	$0.595

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Pacific Coast Oil Trust pays monthly dividends, but due to the timing of its ex-dividend dates, the Company only received two dividends during its third fiscal quarter. Adjusted NDI includes the third monthly dividend attributable to the Company’s third fiscal quarter ($0.1 million adjustment).

(3)	The distribution of $0.595 per share for the third quarter of fiscal 2013 was paid on October 11, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On September 18, 2013, we declared a quarterly distribution of $0.595 per common share for the third quarter of fiscal 2013 (a total distribution of $59.4 million). The distribution represents an increase of 2.6% from the prior quarter’s distribution and an increase of 10.7% from the distribution for the quarter ended August 31, 2012. The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at August 31, 2013 of $1,587 million was comprised of $1,175 million of senior unsecured notes (“Senior Notes”), $13 million outstanding under our unsecured revolving credit facility (the

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

“Credit Facility”) and $399 million of mandatory redeemable preferred stock. Total leverage represented 27% of total assets at August 31, 2013. As of October 17, 2013, we had $54 million borrowed under our Credit Facility, and we had $0.4 million of cash.

At August 31, 2013, our Credit Facility had a total commitment of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $1,175 million of Senior Notes outstanding at August 31, 2013. The Senior Notes mature between 2014 and 2025. On August 22, 2013, we completed an offering for $175 million of Series HH Senior Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The Series HH Senior Notes mature on August 19, 2016. The net proceeds from the offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

As of August 31, 2013, we had $399 million of mandatory redeemable preferred stock outstanding. The mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2021. On September 16, 2013, we completed a public offering of $50 million of Series G mandatory redeemable preferred stock with a mandatory redemption date of October 1, 2021. The net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

At August 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 411% for debt and 307% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of August 31, 2013, our total leverage consisted of both fixed rate (78%) and floating rate (22%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.6%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 178.5%
Equity Investments(1) — 178.5%
Midstream MLP(2) — 148.1%
Access Midstream Partners, L.P.	2,598	$118,495
Atlas Pipeline Partners, L.P.	1,360	52,753
Buckeye Partners, L.P.	1,249	87,453
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	984	68,855
Crestwood Midstream Partners LP	4,354	112,949
Crosstex Energy, L.P.	5,563	104,136
DCP Midstream Partners, LP	4,845	232,202
El Paso Pipeline Partners, L.P.	4,143	172,891
Enbridge Energy Management, L.L.C.(4)	236	7,081
Enbridge Energy Partners, L.P.	6,249	186,339
Energy Transfer Partners, L.P.(6)	5,382	275,921
Enterprise Products Partners L.P.(6)	8,868	526,928
Global Partners LP	2,050	69,259
Inergy, L.P.	4,329	59,481
Inergy Midstream, L.P.	5,790	134,564
Kinder Morgan Energy Partners, LP	2,486	202,727
Kinder Morgan Management, LLC(4)	3,952	315,546
Magellan Midstream Partners, L.P.	2,705	146,747
MarkWest Energy Partners, L.P.(7)	5,387	359,798
Niska Gas Storage Partners LLC	2,012	28,470
NuStar Energy L.P.	1,369	57,100
ONEOK Partners, L.P.	3,907	193,724
Phillips 66 Partners LP(8)	181	5,572
Plains All American Pipeline, L.P.(7)	6,902	348,955
PVR Partners, L.P.(7)	5,169	119,981
QEP Midstream Partners, LP(8)	519	11,755
Regency Energy Partners LP	8,797	237,772
Rose Rock Midstream, L.P.	24	787
Summit Midstream Partners, LP	1,003	33,091
Sunoco Logistics Partners L.P.	164	10,555
Tallgrass Energy Partners, LP	161	3,658
Targa Resources Partners L.P.	2,304	112,593
Tesoro Logistics LP	526	28,191
Western Gas Partners, LP	1,899	112,289
Williams Partners L.P.	6,790	334,947

		4,873,565

Midstream — 9.4%
Kinder Morgan, Inc.	1,447	54,877
ONEOK, Inc.	1,610	82,808
Plains All American GP LLC — Unregistered(3)(7)	24	108,280
Targa Resources Corp.	308	20,946
The Williams Companies, Inc.	1,185	42,944

		309,855

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Shipping MLP — 7.5%
Capital Product Partners L.P.	2,841	$25,170
Capital Products Partners L.P. — Class B Units(3)(9)	3,030	28,758
Golar LNG Partners LP	939	30,528
KNOT Offshore Partners LP	384	9,223
Navios Maritime Partners L.P.	1,286	18,145
Teekay LNG Partners L.P.	1,130	47,531
Teekay Offshore Partners L.P.	2,715	86,269

		245,624

Upstream MLP & Income Trust — 4.7%
BreitBurn Energy Partners L.P.	2,190	38,689
EV Energy Partners, L.P.	238	8,690
Legacy Reserves L.P.	682	18,388
LRR Energy, L.P.	317	4,769
Mid-Con Energy Partners, LP	2,127	50,696
Pacific Coast Oil Trust	578	10,502
SandRidge Mississippian Trust II	593	7,922
SandRidge Permian Trust	678	9,873
VOC Energy Trust	282	4,309

		153,838

General Partner MLP — 4.1%
Alliance Holdings GP L.P.	1,935	118,891
NuStar GP Holdings, LLC	320	7,574
Western Gas Equity Partners, LP	250	9,853

		136,318

Other — 4.7%
Alliance Resource Partners, L.P.	153	11,529
Clearwater Trust(3)(7)(10)	N/A	2,110
Emerge Energy Services LP(7)	267	7,694
Exterran Partners, L.P.	2,664	74,396
Natural Resource Partners L.P.	85	1,658
PetroLogistics LP	893	10,725
SunCoke Energy Partners, L.P.	997	22,955
USA Compression Partners, LP	964	23,612

		154,679

Total Equity Investments (Cost — $3,546,213)		5,873,879

Liabilities
Credit Facility		(13,000)
Senior Unsecured Notes		(1,175,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(399,000)
Current Tax Liability		(8,314)
Deferred Tax Liability		(973,375)
Other Liabilities		(34,768)

Total Liabilities		(2,603,457)
Other Assets		20,915

Total Liabilities in Excess of Other Assets		(2,582,542)

Net Assets Applicable to Common Stockholders		$3,291,337

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	On September 1, 2013, all of the Buckeye Partners, L.P. Class B Units were converted into common units on a one-for-one basis. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	The Company believes that it is an affiliate of Clearwater Trust, Emerge Energy Services LP, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(10)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,184,588)	$4,927,061
Affiliated (Cost — $361,625)	946,818

Total investments (Cost — $3,546,213)	5,873,879
Cash	2,407
Deposits with brokers	254
Receivable for securities sold	3,771
Interest, dividends and distributions receivable	672
Deferred debt and preferred stock offering costs and other assets	13,811

Total Assets	5,894,794

LIABILITIES
Payable for securities purchased	3,820
Investment management fee payable	19,275
Accrued directors’ fees and expenses	94
Accrued expenses and other liabilities	11,579
Current tax liability	8,314
Deferred tax liability	973,375
Credit facility	13,000
Senior unsecured notes	1,175,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (15,960,000 shares issued and outstanding)	399,000

Total Liabilities	2,603,457

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,291,337

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (99,717,411 shares issued and outstanding, 184,040,000 shares authorized)	$100
Paid-in capital	2,093,428
Accumulated net investment loss, net of income taxes, less dividends	(728,908)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	463,137
Net unrealized gains on investments and options, net of income taxes	1,463,580

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,291,337

NET ASSET VALUE PER COMMON SHARE	$33.01

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$67,673	$186,003
Affiliated investments	12,482	35,963

Total dividends and distributions	80,155	221,966

Return of capital	(69,603)	(190,864)
Distributions in excess of cost basis	(792)	(2,298)

Net dividends and distributions	9,760	28,804
Interest and other income	275	275

Total Investment Income	10,035	29,079

Expenses
Investment management fees, before investment management fee waiver	19,642	53,271
Administration fees	255	710
Professional fees	169	458
Custodian fees	168	409
Reports to stockholders	137	336
Directors’ fees and expenses	105	291
Insurance	59	175
Other expenses	211	644

Total Expenses — before waivers, interest expense, preferred distributions and taxes	20,746	56,294
Investment management fee waiver	(368)	(620)
Interest expense and amortization of offering costs	10,258	30,429
Distributions on mandatory redeemable preferred stock and amortization of offering costs	4,721	17,116

Total Expenses — before taxes	35,357	103,219

Net Investment Loss — Before taxes	(25,322)	(74,140)
Current tax benefit	2,406	2,406
Deferred tax benefit	5,629	19,953

Net Investment Loss	(17,287)	(51,781)

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments — non-affiliated	109,433	271,036
Investments — affiliated	968	470
Options	815	1,612
Interest rate swap contracts	—	32
Current tax expense	(10,827)	(10,827)
Deferred tax expense	(29,869)	(89,785)

Net Realized Gains	70,520	172,538

Net Change in Unrealized Gains
Investments — non-affiliated	4,398	493,393
Investments — affiliated	(6,359)	184,223
Options	38	(27)
Deferred tax benefit (expense)	1,840	(249,582)

Net Change in Unrealized Gains	(83)	428,007

Net Realized and Unrealized Gains	70,437	600,545

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$53,150	$548,764

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(51,781)		$(58,611)
Net realized gains, net of tax	172,538		94,944
Net change in unrealized gains, net of tax	428,007		235,058

Net Increase in Net Assets Resulting from Operations	548,764		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(155,412	)(2)	(127,330	)(3)
Distributions — return of capital	—	(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(155,412)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 10,743,995 and 12,500,000 shares of common stock, respectively	374,788		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,287)		(16,085)
Issuance of 542,003 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	17,663		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	377,164		392,272

Total Increase in Net Assets Applicable to Common Stockholders	770,516		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$3,291,337		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $14,606 paid to mandatory redeemable preferred stockholders during the nine months ended August 31, 2013 will be characterized as a dividend (qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2013 as either a dividend (qualified dividend income) or distributions (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either dividends (qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$548,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	190,864
Net realized gains	(273,150)
Net unrealized gains	(677,616)
Purchase of long-term investments	(1,542,733)
Proceeds from sale of long-term investments	902,702
Increase in deposits with brokers	(38)
Decrease in receivable for securities sold	2,908
Increase in interest, dividends and distributions receivable	(584)
Amortization of deferred debt offering costs	1,561
Amortization of mandatory redeemable preferred stock offering costs	2,511
Decrease in other assets, net	94
Decrease in payable for securities purchased	(731)
Increase in investment management fee payable	4,088
Decrease in call option contracts written, net	(379)
Decrease in accrued expenses and other liabilities	(7,684)
Increase in current tax liability	7,775
Increase in deferred tax liability	319,413

Net Cash Used in Operating Activities	(522,235)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(6,000)
Issuance of shares of common stock, net of offering costs	359,501
Proceeds from offering of senior unsecured notes	410,000
Proceeds from offering on mandatory redeemable preferred stock	125,000
Redemption of senior unsecured notes	(125,000)
Redemption of mandatory redeemable preferred stock	(100,000)
Costs associated with renewal of credit facility	(1,967)
Costs associated with offering of senior unsecured notes	(2,446)
Costs associated with offering of mandatory redeemable preferred stock	(2,815)
Cash distributions paid to common stockholders, net	(137,749)

Net Cash Provided by Financing Activities	518,524

NET DECREASE IN CASH	(3,711)
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$2,407

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $17,663 pursuant to the Company’s dividend reinvestment plan.

During the nine months ended August 31, 2013, interest paid was $36,772 and income tax paid was $646.

The Company received $30,798 of paid-in-kind and non-cash dividends and distributions during the nine months ended August 31, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.55)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	6.68		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	6.13		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.70)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	—		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.70)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.06		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.07		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$33.01		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$35.57		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	20.3	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,291,337		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.2		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	15.0		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	19.8%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.4)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	18.8	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	17.2	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,916,133		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,175,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	13,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	399,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	92,865,010		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	410.6%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	307.4%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$11.21		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the nine months ended August 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2013, the Company held 6.3% of its net assets applicable to common stockholders (3.5% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $208,003. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the nine months ended August 31, 2013, the Company had $190,864 of return of capital and $2,298 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Return of capital portion of dividends and distributions received	87%	86%
Return of capital — attributable to net realized gains (losses)	$18,318	$39,760
Return of capital — attributable to net change in unrealized gains (losses)	51,285	151,104

Total return of capital	$69,603	$190,864

For the three and nine months ended August 31, 2013, the Company estimated the return of capital portion of distributions received to be $69,351 (87%) and $190,612 (86%), respectively. These amounts were increased by $252 due to the 2012 tax reporting information received by the Company in the fiscal third quarter 2013. As a result, the return of capital percentages were unchanged for the three and nine months ended August 31, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash dividends/distributions are reflected in investment income because the Company has the option to receive its dividends/distributions in cash or in additional shares/units of the security. The Company estimates return of capital on these non-cash dividends/distributions. During the three and nine months ended August 31, 2013, the Company received the following paid-in-kind and non-cash dividends and distributions.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$1,027	$2,983
Crestwood Midstream Partners LP (Class C Units)(2)	—	612
Enbridge Energy Management, L.L.C.	126	316
Kinder Morgan Management, LLC	5,255	16,522

	$6,408	$20,433
Non-cash distributions
Energy Transfer Partners, L.P.	4,404	4,404
Enterprise Products Partners L.P.	5,961	5,961

	10,365	10,365

Total paid-in-kind and non-cash dividends/distributions	$16,773	$30,798

(1)	Converted into common units on September 1, 2013.

(2)	Converted into common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and nine months ended August 31, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$5,873,879	$5,665,876	$—	$208,003

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2013.

For the nine months ended August 31, 2013, there were no transfers between Level 1 and Level 2.

As of August 31, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $1,175,000 and 15,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $399,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $399,000 of mandatory redeemable preferred stock, Series E ($120,000 liquidation value) and Series F ($125,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. Of the $1,175,000 Senior Notes, Series HH ($175,000) are traded by qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), through a market maker. As a result, the Company categorizes the Series HH

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Senior Notes as Level 2. The remaining three series of preferred stock (the Series A, B and C mandatory redeemable preferred stock) and the remaining Senior Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Senior Notes ($1,000,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes (Series M through GG)	$1,000,000	$1,016,100
Senior Notes (Series HH)	$175,000	$175,000
Mandatory redeemable preferred stock (Series A, B and C)	$154,000	$164,100
Mandatory redeemable preferred stock (Series E and F)	$245,000	$240,136

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2013.

Three Months Ended August 31, 2013	Equity Investments
Balance — May 31, 2013	$173,513
Purchases	—
Issuances	1,027
Transfers out	—
Realized gains(losses)	—
Unrealized gains, net	33,463

Balance — August 31, 2013	$208,003

Nine Months Ended August 31, 2013	Equity Investments
Balance — November 30, 2012	$129,311
Purchases	65,000
Issuances	3,595
Transfers out	(67,896)
Realized gains (losses)	—
Unrealized gains, net	77,993

Balance — August 31, 2013	$208,003

The $33,463 and $77,993 of unrealized gains presented in the tables above for the three and nine months ended August 31, 2013 relate to investments that are still held at August 31, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $65,000 for the nine months ended August 31, 2013 relate to the Company’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuances of $1,027 and $3,595 for the three and nine months ended August 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The transfers out of $67,896 for the nine months ended August 31, 2013 relate to the Company’s investments in Crestwood Midstream Partners LP, Class C Units and Inergy Midstream, L.P., common units that became marketable during the fiscal second quarter of 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. The Company typically focuses on the following valuation ratios: (a) distribution yields (“yield analysis”), which is calculated by dividing the company’s annual distribution by its stock price and (b) trading multiples (“trading multiple analysis”), which is the ratio of certain measures of cash flow to the company’s enterprise value and equity value (as described below in more detail). To determine its recommended valuation for Plains All American GP LLC (“Plains GP LLC”), the public company analysis uses a probability weighting between the yield analysis and trading multiple analysis based on its assessment of how Plains GP LLC will be valued in its pending IPO.

For both the yield analysis and the trading multiple analysis, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA, DCF and distribution projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of yields given the yields of similar publicly-traded companies and applies such yields to the portfolio company’s projected distributions to estimate the portfolio company’s equity value. For the trading multiple analysis, the Company focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. The Company selects a range of EV/EBITDA and EMV/DCF multiples given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s projected EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (required equity rate of return).

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and distributions). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of August 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$68,855	- Discount to publicly-traded	- Current discount	—%	—%	—%
public companies		securities	- Remaining restricted period	1 day	1 day	1 day
(PIPE) – valued based on a discount to market value(1)

Equity securities of	28,758	- Convertible pricing model	- Credit spread	6.5%	7.5%	7.0%
public companies – not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 8.0%	32.5% 8.0%	30.0% 8.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	108,280	- Public company analysis
private companies –		• Yield analysis	- Expected IPO yield	3.0%	3.5%	3.3%
common units /			- Discount for marketability	7.5%	7.5%	7.5%
common equity
		• Trading multiple analysis	- EV / 2014E EBITDA	21.0x	24.0x	22.5x
			- Discount for marketability	7.5%	7.5%	7.5%

		- M&A analysis	- Selected EV / EBITDA multiples	22.0x	24.0x	23.0x
		- Discounted cash flow	- Equity rate of return	15.0%	17.5%	16.3%

Equity securities of	2,110	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$208,003

(1)	The Company’s investment in the Buckeye Partners, L.P. Class B Units converted into common units on September 1, 2013. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2013, the Company had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	99.3%
Equity securities	99.6%
MLP securities	90.5%
Largest single issuer	8.9%
Restricted securities	3.5%

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 18, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2014 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company renewed the agreement with KAFA for an additional one-year term expiring on December 11,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

2014 to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000, thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000. For the nine months ended August 31, 2013, the Company paid management fees at an annual rate of 1.36% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

“control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2013, the Company believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At August 31, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP LLC”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP LLC. The Company believes that it is an affiliate of Plains GP LLC and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP LLC and (ii) Mr. Sinnott’s participation on the board of Plains GP LLC.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At August 31, 2013, the Company had a current income tax liability of $8,314. The payable is the result of estimated taxable income under alternative minimum tax (“AMT”) for the nine months ended August 31, 2013. Components of the Company’s tax assets and liabilities as of August 31, 2013 are as follows:

Current tax liability	$(8,314)

Deferred tax assets:
Net operating loss carryforwards — Federal	15,679
Net operating loss carryforwards — State	1,108
AMT credit carryforwards	10,106
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(1,000,268)

Total deferred tax liability, net	$(973,375)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2013, the Company had federal net operating loss carryforwards of $46,198 (deferred tax asset of $15,679). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2029 to 2032. In addition, the Company has state net operating loss carryforwards of $36,014 (deferred tax asset of $1,108). These state net operating loss carryforwards have expiration dates ranging from the current year to 2032.

At August 31, 2013, the Company had AMT credit carryforwards of $10,106. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2012, the Company reduced its cost basis for income tax purposes by $203,442 associated with cash distributions received from MLP investments. During the same period, the Company had additional cost basis reductions of $146,470 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and nine months ended August 31, 2013, as follows:

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Computed federal income tax at 35%	$29,390	$306,810
State income tax, net of federal tax	1,665	17,722
Non-deductible distributions on mandatory redeemable preferred stock and other	(234)	3,303

Total income tax expense (benefit)	$30,821	$327,835

At August 31, 2013, the cost basis of investments for federal income tax purposes was $3,202,001. The cost basis for federal income tax purposes is $344,212 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

its MLP investments. At August 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$2,682,445
Gross unrealized depreciation of investments	(10,567)

Net unrealized appreciation of investments	$2,671,878

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	984	$45,006	$68,855	$70.00	2.1%	1.2%
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	23,268	28,758	9.49	0.8	0.5
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,110	N/A	0.1	0.0
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	29,308	108,280	4,457	3.3	1.8

Total				$100,848	$208,003		6.3%	3.5%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the nine months ended August 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP LLC, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP LLC’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP LLC based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. There were no outstanding options at August 31, 2013. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2013 were as follows:

Three Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding at May 31, 2013	—	$—
Options purchased	230	3
Options exercised	(230)	(3)

Options outstanding at August 31, 2013	—	$—

Call Options Written
Options outstanding at May 31, 2013	3,200	$367
Options written	9,640	816
Options subsequently repurchased(1)	(2,170)	(262)
Options exercised	(3,314)	(272)
Options expired	(7,356)	(649)

Options outstanding at August 31, 2013	—	$—

(1)	The price at which the Company subsequently repurchased the options was $96 which resulted in net realized gains of $166.

Nine Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding at November 30, 2012	—	$—
Options purchased	230	3
Options exercised	(230)	(3)

Options outstanding at August 31, 2013	—	$—

Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	40,524	3,787
Options subsequently repurchased(1)	(15,580)	(1,433)
Options exercised	(21,688)	(2,111)
Options expired	(7,356)	(649)

Options outstanding at August 31, 2013	—	$—

(1)	The price at which the Company subsequently repurchased the options was $470, which resulted in net realized gains of $963.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2013, the Company did not have any interest rate swap contracts outstanding.

During the first and second quarters of fiscal 2013, the Company entered into interest rate swap contracts ($175,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $32 realized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company did not have any derivative instruments outstanding as of August 31, 2013. The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$815	$38

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,612	$(27)
Interest rate swap contracts	Interest rate swap contracts	32	—

		$1,644	$(27)

9.    Investment Transactions

For the nine months ended August 31, 2013, the Company purchased and sold securities in the amounts of $1,542,733 and $902,702 (excluding short-term investments and options).

10.    Credit Facility

At August 31, 2013, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility.

For the nine months ended August 31, 2013, the average amount outstanding under the Credit Facility was $88,091 with a weighted average interest rate of 2.04%. As of August 31, 2013, the Company had $13,000 outstanding under the Credit Facility at an interest rate of 1.79%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Senior Unsecured Notes

At August 31, 2013, the Company had $1,175,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $110,000 (the “April Funding”) of the $235,000 total offering amount. Proceeds from the April Funding were used to make new portfolio investments and to repay outstanding indebtedness. The remaining $125,000 was funded on June 13, 2013 and was used to refinance $125,000 principal amount of the Series K Senior Notes which would have matured on June 19, 2013. On August 22, 2013, the Company completed an offering of $175,000 of Series HH Senior Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The net proceeds from the offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes at August 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Redeemed	Principal Issued	Principal Outstanding, August 31, 2013	Estimated Fair Value August 31, 2013	Fixed/Floating Interest Rate	Maturity Date
K	$125,000	$125,000	$—	$—	$—	5.991%	6/19/13
M	60,000	—	—	60,000	62,500	4.560%	11/4/14
N	50,000	—	—	50,000	50,400	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	68,000	4.210%	5/7/15
P	45,000	—	—	45,000	45,300	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,500	3.230%	11/9/15
R	25,000	—	—	25,000	26,100	3.730%	11/9/17
S	60,000	—	—	60,000	62,900	4.400%	11/9/20
T	40,000	—	—	40,000	42,800	4.500%	11/9/22
U	60,000	—	—	60,000	60,300	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	73,200	3.710%	5/26/16
W	100,000	—	—	100,000	106,900	4.380%	5/26/18
X	14,000	—	—	14,000	14,200	2.460%	5/3/15
Y	20,000	—	—	20,000	20,300	2.910%	5/3/17
Z	15,000	—	—	15,000	15,200	3.390%	5/3/19
AA	15,000	—	—	15,000	15,000	3.560%	5/3/20
BB	35,000	—	—	35,000	35,100	3.770%	5/3/21
CC	76,000	—	—	76,000	76,200	3.950%	5/3/22
DD	—	—	75,000	75,000	73,200	2.740%	4/16/19
EE	—	—	50,000	50,000	48,200	3.200%	4/16/21
FF	—	—	65,000	65,000	62,300	3.570%	4/16/23
GG	—	—	45,000	45,000	42,500	3.670%	4/16/25
HH	—	—	175,000	175,000	175,000	3-month LIBOR + 125 bps	8/19/16

	$890,000	$125,000	$410,000	$1,175,000	$1,191,100

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the nine months ended August 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.73%.

As of August 31, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12.    Preferred Stock

At August 31, 2013, the Company had 15,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $399,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock ($100,000 liquidation value). The redemption price per share was equal to the liquidation value, plus (i) accumulated unpaid dividends of $578, calculated using the current rate of 4.95% accrued to, but not including, the redemption date and (ii) a redemption premium of $500 (0.5% of the liquidation value). On September 16, 2013, the Company completed a public offering of 2,000,000 shares of Series G mandatory redeemable preferred stock with a $50,000 liquidation value. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at August 31, 2013.

	Liquidation Value				Estimated Fair Value August 31, 2013	Rate	Mandatory Redemption Date
Series	November 30, 2012	Shares Redeemed	Shares Issued	August 31, 2013
A	$104,000	$—	$—	$104,000	$112,000	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	43,800	5.20%	11/9/20
D	100,000	100,000	—	—	—	4.95%	6/1/18
E(1)	120,000	—	—	120,000	120,336	4.25%	4/1/19
F(2)	—	—	125,000	125,000	119,800	3.50%	4/15/20

	$374,000	$100,000	$125,000	$399,000	$404,236

(1)	Series E mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.07 on August 31, 2013.
(2)	Series F mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $23.96 as of August 31, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Series A, B and C	Series E and F
Rating as of August 31, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At August 31, 2013, the Company had 184,040,000 shares of common stock authorized and 99,717,411 shares outstanding. As of that date, KACALP owned 4,000 shares. During fiscal 2013, the Company completed two public offerings of common stock: 1) on March 12, 2013, the Company sold 4,543,995 shares of common stock at a price of $33.36 per share and 2) on July 15, 2013, the Company sold a 6,200,000 shares of common stock at a price of $36.00 per share. Transactions in common shares for the nine months ended August 31, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	542,003
Shares issued in connection with the offering of common stock	10,743,995

Shares outstanding at August 31, 2013	99,717,411

14.    Subsequent Events

On September 16, 2013, the Company completed a public offering of 2,000,000 shares of Series G mandatory redeemable preferred stock. The Series G shares pay cash dividends at a rate of 4.60% per annum and trade on the NYSE under the symbol “KYN.PRG”. The Series G shares have a mandatory redemption date of October 1, 2021. The net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

On September 18, 2013, the Company declared its quarterly distribution of $0.595 per common share for the third quarter of fiscal 2013 for a total quarterly distribution payment of $59,389. The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,436 was reinvested into the Company through the issuance of 196,092 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On September 24, 2013, the Company commenced an “at-the-market” offering of shares of common stock having an aggregate sales price of up to $50,000. The Company will pay the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program. As of October 17, 2013 the Company had issued 270,368 shares of common stock through this program and received $9,444 in net proceeds from these issuances.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.